UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 30, 2004



                       KENTUCKY BANCSHARES, INC.
          (Exact Name of Registrant as specified in Charter)


   Kentucky                   33-96358              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)


INFORMATION TO BE INCLUDED IN THE REPORT

  Item 7.  Financial Statements and Exhibits

Exhibit 99.1 - Release of quarterly financial information dated as of June 30, 2004, released July 30, 2004.

Exhibit 99.2 - Press release announcing earnings for the second quarter of 2004.

  Item 12. Results of Operations and Financial Condition

On July 30, 2004, the Registrant mailed to its shareholders the Registrant's quarterly financial information for the second quarter of 2004. A copy of this mailing is attached as Exhibit 99.1.

      On July 30, 2004 Kentucky Bancshares, Inc. issued a press release announcing its earnings for the second quarter of 2004. A copy of this press release is attached as Exhibit 99.2.

The information in this Form 8-K, Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY BANCSHARES, INC.



Date: July 30, 2004              By      /s/ Gregory J. Dawson___
         Gregory J. Dawson
         Chief Financial Officer